MFS(R) INSTITUTIONAL TRUST:

                     MFS(R) INSTITUTIONAL CORE EQUITY FUND
                   MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND
                 MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND
             MFS(R) INSTITUTIONAL INTERNATIONAL RESEARCH EQUITY FUND
                   MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND
                    MFS(R) INSTITUTIONAL LARGE CAP VALUE FUND
                    MFS(R) INSTITUTIONAL MID CAP GROWTH FUND
                       MFS(R) INSTITUTIONAL RESEARCH FUND
                                  (the "Funds")


       Supplement to the Current Statement of Additional Information (SAI)

Effective immediately, the following section entitled "Dealer Commissions and Concessions" has been added to the SAI, prior to the section entitled "Portfolio Transactions and Brokerage Commissions":

DEALER COMMISSIONS AND CONCESSIONS

MFD may make payments to certain financial entities (including, but not limited to, broker-dealers and investment consultants) out of its own assets under the categories described below. These categories are not mutually exclusive, and a single financial entity may receive payments under all four categories.

Marketing Support Payments

MFD may make payments to financial entities who introduce accounts that purchase shares of one or more of the funds. Effective June 1, 2004, in the case of any one financial entity, on a per client basis, marketing support payments will not exceed 10% of MFS first year revenues attributable to each client of such entity.

Program Servicing Payments

MFD also may make payments to certain financial entities that provide services to clients through programs such as retirement plans or qualified tuition programs. A financial entity may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement program services may include services rendered to a plan in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Qualified tuition program services may include services related to administration of the program (such as plan level compliance, audit, account reconciliation, etc.), or participant recordkeeping, reporting and processing. Effective June 1, 2004, payments will not exceed 0.35% of the total assets in the program, on an annual basis.

Processing Support Payments

MFD also may make payments to certain financial entities involved with the sale of shares of the funds to help offset their costs associated with client account maintenance support. The types of payments that MFD may make under this category include, among others, one time payments for ancillary services such as setting up funds on a financial entity's mutual fund trading system, or related consulting services.

Other Cash Payments

From time to time, MFD, at its expense, may provide additional compensation to financial entities involved with the sale of shares of the funds. Such compensation provided by MFD may include financial assistance to financial entities that enable MFD to participate in and/or present at conferences or seminars, sales or training programs, client entertainment, client and investor events, and other sponsored events. MFS also may bear travel expenses, including lodging, incurred by financial entities in connection with client prospecting, retention and due diligence trips. MFD may purchase research or analytics from entities that are involved in evaluating or recommending MFS as an investment manager. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. MFD makes payments for events or entertainment it deems appropriate, subject to MFD guidelines and applicable law. These payments may vary depending upon the nature of the event.

Please consult your financial entity or MFS for information about any payments the financial entity receives from MFD and any services provided.



                   The date of this Supplement is June 1, 2004